LIBERTY ALL-STAR® EQUITY FUND

1st Quarter | March 31, 2017

USA

LIBERTY ALL-STAR® EQUITY FUND
 Period Ended March 31, 2017 (Unaudited)

Fund Statistics	1st Quarter 2017
Net Asset Value (NAV)	$6.42
Market Price	$5.46
Discount	-15.0%
Distribution*	$0.13
Market Price Trading Range	$5.17 to $5.54
Premium/(Discount) Range	-13.9% to -15.2%

Performance
Shares Valued at NAV with Dividends Reinvested	7.21%
Shares Valued at Market Price with Dividends Reinvested	8.32%
Dow Jones Industrial Average	5.19%
Lipper Large-Cap Core Mutual Fund Average	5.51%
NASDAQ Composite Index	10.13%
S&P 500® Index	6.07%

*
Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2017.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The return shown for the Lipper Large-Cap Core Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns shown for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500®Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 20.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	April 2017

Building on fourth quarter post-election momentum—while departing entirely from the way markets opened 2016—stocks posted solid gains for the first quarter of 2017.

Investors may recall that a year ago U.S. equity markets got off to their worst 10-day start in history before rebounding in mid-February and closing the quarter with flattish returns. This year, stocks bolted from the gate, with the S&P 500® Index, the Dow Jones Industrial Average (DJIA) and the NASDAQ Composite Index all setting records throughout January and continuing for most of the quarter. On January 25, the DJIA closed above 20,000 for the first time, just 42 trading days after hitting 19,000. The same index opened March with a 303-point gain, which propelled it to close above 21,000 for the first time; the 1,000-point rise from 20,000 was achieved in a record-tying 24 trading sessions. The S&P 500® closed on March 3 with its sixth consecutive week of gains. March was not without some setbacks, however, as the DJIA declined for eight straight trading days into March 27, while the S&P 500® absorbed its biggest weekly loss since early November.

For the quarter, the S&P 500® returned 6.07 percent, the DJIA advanced 5.19 percent and the NASDAQ gained 10.13 percent. The CBOE Volatility Index, Wall Street’s so-called “fear gauge”, posted its lowest quarterly average on record, as reported by The Wall Street Journal. The rally’s leadership changed over the course of the quarter, with financials and industrials pulling back from their early gains to moderately underperform over the three-month period. Energy was the laggard, as it closed lower over the quarter.

The ebullient mood on Wall Street clearly reflected investors’ hopes for Trump campaign promises of lower taxes, deregulation and infrastructure spending. But data gave a substantive foundation to their hopes for a stronger economy. The Institute of Supply Management’s manufacturing index rose to its highest level of 2016 in December, and in early January the Department of Labor reported that the U.S. added 155,000 new nonfarm jobs (also in December). The employment news got better as the first quarter progressed, as jobs grew by 216,000 in January and 219,000 in February.

Blended into all the positive news, the Department of Commerce reported that GDP rose a tepid 1.9 percent in Q4-2016 (later revised to an increase of 2.1 percent). The Federal Reserve raised the fed funds rate by 0.25 percent on March 25, taking short-term rates to a range of 0.75 to 1.00 percent. During the same late March period, stocks retreated due in large part to the failure of the health care bill pushed hard by Speaker of the House Paul Ryan in partnership with the president. That setback cast doubts on other parts of the Trump legislative agenda.

Liberty All-Star® Equity Fund
Liberty All-Star Equity Fund posted a strong opening quarter. For the period, the Fund returned 7.21 percent with shares valued at net asset value (NAV) with dividends reinvested and 8.32 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) As noted, returns for the S&P 500®, the DJIA and the NASDAQ were 6.07 percent, 5.19 percent and 10.13 percent, respectively. The Fund’s return was well ahead of its principal benchmark, the Lipper Large-Cap Core Mutual Fund Average, which returned 5.51 percent for the quarter. The Fund’s return placed it in the ninth percentile of the Lipper universe, meaning that it outperformed 91 percent of peer funds.

First Quarter Report (Unaudited) | March 31, 2017	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fund shares valued at market price were helped in the first quarter by a modest narrowing of the discount at which Fund shares trade relative to NAV; during the period, Fund shares traded in a discount range of -13.9 percent to -15.2 percent relative to their underlying NAV.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.13 per share in the first quarter, up from $0.12 last quarter. As shareholders may recall, the Fund's distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $25.78 since 1987 (the Fund's first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

In Fund news, value style manager Delaware Investments announced that it changed its name to Macquarie Investment Management as of the close of the quarter. Delaware was acquired by the Macquarie Group seven years ago, and the name change was made to reflect the firm’s global investment capabilities. No structural or managerial changes were involved.

We are pleased that markets have gotten off to a strong start in 2017, and further gratified that in this positive environment the Fund was able to outperform. As always, market performance is impossible to predict. Nevertheless, we remain confident that the Fund is well positioned as we move deeper into 2017 and, more importantly, well positioned to pursue its objective of being a high quality, well-diversified core equity holding for long-term investors.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of April 2017 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings

March 31, 2017 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017
1st Quarter	0.13
Total	$24.60

[1]
The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2017	3

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

March 31, 2017 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Facebook, Inc., Class A	2.09%
Alphabet, Inc., Class C	2.00
Visa, Inc., Class A	1.96
Amazon.com, Inc.	1.85
Salesforce.com, Inc.	1.85
Mondelez International, Inc., Class A	1.85
The Priceline Group, Inc.	1.61
Starbucks Corp.	1.59
Adobe Systems, Inc.	1.58
Equinix, Inc.	1.34
Lowe's Companies, Inc.	1.33
Chubb Ltd.	1.32
Oracle Corp.	1.31
Bank of America Corp.	1.30
State Street Corp.	1.12
American Tower Corp.	1.08
Intel Corp.	1.07
CVS Health Corp.	1.05
Celgene Corp.	1.02
Archer-Daniels-Midland Co.	0.97
29.29%

Economic Sectors*	Percent of Net Assets
Information Technology	24.09%
Financials	16.73
Health Care	14.38
Consumer Discretionary	11.65
Consumer Staples	8.89
Energy	7.94
Industrials	5.35
Materials	3.28
Real Estate	3.01
Utilities	1.26
Telecommunication Services	1.15
Other Net Assets	2.27
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter

March 31, 2017 (Unaudited)

The following are the largest ($3 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2017.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/17
Purchases
Acadia Healthcare Co., Inc.	79,187	191,237
Exxon Mobil Corp.	38,827	103,502
Mastercard, Inc., Class A	45,000	45,000
McKesson Corp.	40,583	40,583
Mylan, Inc.	128,325	128,325
Oracle Corp.	176,000	357,400

Sales
Amgen, Inc.	(31,232)	31,500
Chipotle Mexican Grill, Inc.	(8,423)	17,549
Deere & Co.	(28,684)	14,316
Halliburton Co.	(90,200)	221,000
Texas Instruments, Inc.	(51,846)	0

First Quarter Report (Unaudited) | March 31, 2017	5

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

March 31, 2017 (Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

*	Name changed from Delaware Investments

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of March 31, 2017 (Unaudited)

		Investment Style Spectrum

	PZENA	MACQUARIE	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	41	33	43	29	29	151*	505
Percent of Holdings in Top 10	35%	32%	32%	41%	52%	18%	19%
Weighted Average Market Capitalization (billions)	$88	$100	$83	$129	$129	$104	$162
Average Five-Year Earnings Per Share Growth	9%	14%	12%	11%	16%	12%	11%
Dividend Yield	2.3%	2.6%	1.9%	1.1%	0.6%	1.7%	2.0%
Price/Earnings Ratio**	16x	21x	20x	32x	39x	23x	22x
Price/Book Value Ratio	1.8x	3.1x	2.9x	5.6x	5.0x	3.2x	3.3x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of March 31, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.73%)
CONSUMER DISCRETIONARY (11.65%)
Automobiles (0.37%)
Ford Motor Co.	385,900	$4,491,876

Hotels, Restaurants & Leisure (2.58%)
Chipotle Mexican Grill, Inc.(a)	17,549	7,818,430
Hilton Worldwide Holdings, Inc.	74,166	4,335,744
Starbucks Corp.	330,381	19,290,947
		31,445,121
Household Durables (0.53%)
Lennar Corp., Class A	125,000	6,398,750

Internet & Direct Marketing Retail (3.47%)
Amazon.com, Inc.(a)	25,419	22,534,960
The Priceline Group, Inc.(a)	11,036	19,643,749
		42,178,709
Media (1.55%)
The Interpublic Group of Cos., Inc.	128,075	3,146,803
News Corp., Class A	305,600	3,972,800
News Corp., Class B	26,218	353,943
Omnicom Group, Inc.	67,575	5,825,641
Time Warner, Inc.	56,800	5,549,928
		18,849,115
Specialty Retail (2.37%)
The Home Depot, Inc.	55,600	8,163,748
Lowe's Companies, Inc.	196,339	16,141,029
Staples, Inc.	524,632	4,601,023
		28,905,800
Textiles, Apparel & Luxury Goods (0.78%)
NIKE, Inc., Class B	171,292	9,546,103

CONSUMER STAPLES (8.89%)
Beverages (0.88%)
The Coca‐Cola Co.	113,700	4,825,428
Monster Beverage Corp.(a)	127,800	5,900,526
		10,725,954
Food & Staples Retailing (3.28%)
Costco Wholesale Corp.	42,575	7,139,402
CVS Health Corp.	163,245	12,814,732
Walgreens Boots Alliance, Inc.	83,100	6,901,455
Wal‐Mart Stores, Inc.	84,200	6,069,136
Whole Foods Market, Inc.	235,294	6,992,938
		39,917,663

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2017	7

Liberty All-Star® Equity Fund	Schedule of Investments

As of March 31, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food Products (3.42%)
Archer‐Daniels‐Midland Co.	256,600	$11,813,864
The Kraft Heinz Co.	80,400	7,301,124
Mondelez International, Inc., Class A	521,273	22,456,441
		41,571,429
Household Products (0.62%)
Colgate‐Palmolive Co.	102,923	7,532,934

Personal Products (0.69%)
Coty, Inc., Class A	119,000	2,157,470
Unilever NV	126,100	6,264,648
		8,422,118
ENERGY (7.94%)
Energy Equipment & Services (1.82%)
Core Laboratories NV	60,448	6,982,953
Halliburton Co.	221,000	10,875,410
Schlumberger Ltd.	54,519	4,257,934
		22,116,297
Oil, Gas & Consumable Fuels (6.12%)
BP PLC(b)	126,501	4,366,815
Cenovus Energy, Inc.	496,089	5,605,806
Chevron Corp.	64,200	6,893,154
Concho Resources, Inc.(a)	29,304	3,760,875
ConocoPhillips	147,700	7,365,799
EQT Corp.	74,800	4,570,280
Exxon Mobil Corp.	103,502	8,488,199
Marathon Oil Corp.	229,700	3,629,260
Murphy Oil Corp.	143,075	4,090,514
Occidental Petroleum Corp.	99,800	6,323,328
Phillips 66	74,500	5,901,890
Pioneer Natural Resources Co.	28,600	5,326,178
Royal Dutch Shell PLC, Class A(b)	153,949	8,117,706
		74,439,804
FINANCIALS (16.73%)
Banks (6.22%)
Banco Bilbao Vizcaya Argentaria SA(b)(c)	835,300	6,356,633
Bank of America Corp.	672,041	15,853,447
BB&T Corp.	151,000	6,749,700
BOK Financial Corp.	44,400	3,475,188
Citigroup, Inc.	146,006	8,734,079
Cullen/Frost Bankers, Inc.	38,000	3,380,860
First Republic Bank	49,000	4,596,690
JPMorgan Chase & Co.	130,783	11,487,979
M&T Bank Corp.	33,000	5,106,090

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of March 31, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Banks (continued)
Mitsubishi UFJ Financial Group, Inc.(b)	650,000	$4,121,000
Regions Financial Corp.	400,825	5,823,987
		75,685,653
Capital Markets (5.19%)
Ameriprise Financial, Inc.	52,000	6,743,360
Bank of New York Mellon Corp.	159,000	7,509,570
The Charles Schwab Corp.	165,300	6,745,893
Franklin Resources, Inc.	168,889	7,116,982
The Goldman Sachs Group, Inc.	35,709	8,203,072
Morgan Stanley	188,100	8,058,204
State Street Corp.	170,485	13,572,311
UBS Group AG	325,600	5,193,320
		63,142,712
Consumer Finance (0.56%)
Capital One Financial Corp.	78,440	6,797,610

Diversified Financial Services (0.64%)
Voya Financial, Inc.	205,650	7,806,474

Insurance (4.12%)
The Allstate Corp.	91,200	7,431,888
American International Group, Inc.	112,956	7,051,843
Axis Capital Holdings Ltd.	89,225	5,980,752
Chubb Ltd.	117,600	16,023,000
Marsh & McLennan Cos., Inc.	102,000	7,536,780
Metlife, Inc.	115,850	6,119,197
		50,143,460
HEALTH CARE (14.38%)
Biotechnology (3.40%)
AbbVie, Inc.	101,300	6,600,708
Alexion Pharmaceuticals, Inc.(a)	43,700	5,298,188
Amgen, Inc.	31,500	5,168,205
BioMarin Pharmaceutical, Inc.(a)	53,073	4,658,748
Celgene Corp.(a)	99,621	12,395,841
Regeneron Pharmaceuticals, Inc.(a)	18,636	7,221,636
		41,343,326
Health Care Equipment & Supplies (2.42%)
Abbott Laboratories	218,730	9,713,799
Baxter International, Inc.	141,700	7,348,562
Danaher Corp.	63,500	5,431,155
Medtronic PLC	86,200	6,944,272
		29,437,788

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2017	9

Liberty All-Star® Equity Fund	Schedule of Investments

As of March 31, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Providers & Services (3.95%)
Acadia Healthcare Co., Inc.(a)(c)	191,237	$8,337,933
Cardinal Health, Inc.	89,300	7,282,415
Cigna Corp.	43,391	6,356,348
Express Scripts Holding Co.(a)	96,800	6,380,088
McKesson Corp.	40,583	6,016,836
Quest Diagnostics, Inc.	76,900	7,550,811
UnitedHealth Group, Inc.	37,449	6,142,010
		48,066,441
Health Care Technology (0.65%)
Cerner Corp.(a)	133,617	7,863,361

Life Sciences Tools & Services (0.24%)
Illumina, Inc.(a)	16,895	2,882,963

Pharmaceuticals (3.72%)
Allergan PLC	24,634	5,885,555
Johnson & Johnson	60,200	7,497,910
Merck & Co., Inc.	113,300	7,199,082
Mylan, Inc.(a)	128,325	5,003,392
Novartis AG(b)	73,000	5,421,710
Novo Nordisk AS(b)	210,824	7,227,047
Pfizer, Inc.	207,400	7,095,154
		45,329,850
INDUSTRIALS (5.35%)
Aerospace & Defense (1.80%)
General Dynamics Corp.	38,000	7,113,600
Northrop Grumman Corp.	30,900	7,349,256
Raytheon Co.	48,600	7,411,500
		21,874,356
Commercial Services & Supplies (0.62%)
Waste Management, Inc.	104,200	7,598,264

Machinery (1.95%)
Deere & Co.	14,316	1,558,440
Dover Corp.	92,275	7,414,296
Oshkosh Corp.	97,000	6,653,230
Parker‐Hannifin Corp.	23,342	3,742,189
Stanley Black & Decker, Inc.	32,471	4,314,422
		23,682,577
Road & Rail (0.59%)
Kansas City Southern	83,317	7,145,266

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of March 31, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Trading Companies & Distributors (0.39%)
Fastenal Co.	92,700	$4,774,050

INFORMATION TECHNOLOGY (24.09%)
Communications Equipment (0.61%)
Cisco Systems, Inc.	219,300	7,412,340

Electronic Equipment, Instruments & Components (0.21%)
Corning, Inc.	94,115	2,541,105

Internet Software & Services (4.09%)
Alphabet, Inc., Class C(a)	29,321	24,323,529
Facebook, Inc., Class A(a)	178,980	25,424,109
		49,747,638
IT Services (5.91%)
Alliance Data Systems Corp.	31,157	7,758,093
Automatic Data Processing, Inc.	83,862	8,586,630
Cognizant Technology Solutions Corp., Class A(a)	123,305	7,339,114
FleetCor Technologies, Inc.(a)	57,364	8,686,630
Mastercard, Inc., Class A	45,000	5,061,150
PayPal Holdings, Inc.(a)	245,790	10,573,886
Visa, Inc., Class A	268,458	23,857,862
		71,863,365
Semiconductors & Semiconductor Equipment (1.68%)
Intel Corp.	360,266	12,994,795
Microchip Technology, Inc.	101,000	7,451,780
		20,446,575
Software (9.73%)
Adobe Systems, Inc.(a)	147,406	19,181,943
ANSYS, Inc.(a)	48,777	5,212,798
CA, Inc.	211,600	6,711,952
Microsoft Corp.	118,600	7,810,996
Mobileye NV(a)	157,251	9,655,211
Oracle Corp.	357,400	15,943,614
Red Hat, Inc.(a)	103,717	8,971,521
Salesforce.com, Inc.(a)	272,679	22,493,291
SAP SE(b)(c)	78,624	7,718,518
ServiceNow, Inc.(a)	83,381	7,293,336
Splunk, Inc.(a)	118,529	7,383,171
		118,376,351
Technology Hardware, Storage & Peripherals (1.86%)
Apple, Inc.	71,115	10,216,381
Hewlett Packard Enterprise Co.	247,196	5,858,545
HP, Inc.	234,400	4,191,072

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2017	11

Liberty All-Star® Equity Fund	Schedule of Investments

As of March 31, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals (continued)
Seagate Technology	53,050	$2,436,587
		22,702,585
MATERIALS (3.28%)
Chemicals (2.67%)
Air Products & Chemicals, Inc.	26,300	3,558,127
The Dow Chemical Co.	95,000	6,036,300
Ecolab, Inc.	78,105	9,789,681
EI du Pont de Nemours & Co.	95,400	7,663,482
PPG Industries, Inc.	51,500	5,411,620
		32,459,210
Construction Materials (0.61%)
Martin Marietta Materials, Inc.	34,100	7,442,325

REAL ESTATE (3.01%)
Equity Real Estate Investment Trusts (3.01%)
American Tower Corp.	107,850	13,108,089
Equinix, Inc.	40,652	16,275,841
Equity Residential	116,500	7,248,630
		36,632,560
TELECOMMUNICATION SERVICES (1.15%)
Diversified Telecommunication Services (1.15%)
AT&T, Inc.	174,900	7,267,095
Verizon Communications, Inc.	138,500	6,751,875
		14,018,970
UTILITIES (1.26%)
Electric Utilities (0.63%)
Edison International	95,800	7,626,638

Gas Utilities (0.35%)
National Fuel Gas Co.	72,000	4,292,640

Independent Power and Renewable Electricity Producers (0.28%)
AES Corp.	307,000	3,432,260

TOTAL COMMON STOCKS
(COST OF $992,045,935)		1,189,110,386

SHORT TERM INVESTMENTS (3.42%)
MONEY MARKET FUND (2.22%)
State Street Institutional U.S. Government Money Market Fund, 0.62%(d) (COST OF $27,003,255)	27,003,255	27,003,255

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

As of March 31, 2017 (Unaudited)

	SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (continued)
INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (1.20%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.75% (COST OF $14,585,188)	14,585,188	$14,585,188

TOTAL SHORT TERM INVESTMENTS
(COST OF $41,588,443)		41,588,443

TOTAL INVESTMENTS (101.15%)
(COST OF $1,033,634,378)(e)		1,230,698,829

LIABILITIES IN EXCESS OF OTHER ASSETS (‐1.15%)		(13,951,885)

NET ASSETS (100.00%)		$1,216,746,944

NET ASSET VALUE PER SHARE
(189,439,556 SHARES OUTSTANDING)		$6.42

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $16,304,910.
(d)	Rate reflects seven-day effective yield on March 31, 2017.
(e)	Cost of investments for federal income tax purposes is $1,034,946,816.

Gross unrealized appreciation and depreciation at March 31, 2017 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$236,902,496
Gross unrealized depreciation	(41,150,483)
Net unrealized appreciation	$195,752,013

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2017	13

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2017 (Unaudited)

Security Valuation
Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending  Government  Money  Market  Portfolio,  a  registered  investment  company  under  the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value  include,  but  are  not  limited  to:  single  issuer  events  such  as  corporate  actions, reorganizations,  mergers,  spin‐offs,  liquidations,  acquisitions  and  buyouts;  corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2017, the Fund held no securities that were fair valued.

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex‐date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2017 (Unaudited)

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the  Fund’s Schedule  of  Investments. Non‐cash  collateral,  in  the  form of  securities  issued  or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re‐hypothecate these securities.

The following is a summary of the Fund’s securities lending agreement and related cash and non‐cash collateral received as of March 31, 2017:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Liberty All‐Star® Equity Fund	$16,304,910	$14,585,188	$2,098,600	$16,683,788

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained  from  sources  independent  of  the  reporting  entity.  Unobservable  inputs  reflect  the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

First Quarter Report (Unaudited) | March 31, 2017	15

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2017 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity  securities  that  are  valued  based  on  unadjusted  quoted  prices  in  active  markets  are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These  inputs  are  categorized  in  the  following  hierarchy  under  applicable  financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of  March 31, 2017:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,189,110,386	$–	$–	$1,189,110,386
Short Term Investment	27,003,255	–	–	27,003,255
Investments Purchased with Collateral from Securities Loaned	14,585,188	–	–	14,585,188
Total	$1,230,698,829	$–	$–	$1,230,698,829

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the period ended March 31, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund  did  not  have  any  securities  which  used  significant  unobservable  inputs  (Level  3)  in determining fair value during the period.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2017 (Unaudited)

Indemnification
In  the  normal  course  of  business,  the  Fund  enters  into  contracts  that  contain  a  variety  of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

First Quarter Report (Unaudited) | March 31, 2017	17

Liberty All-Star® Equity Fund	Privacy Policy

(Unaudited)

This Privacy Policy Notice discloses the privacy policies of the Liberty All‐Star® Funds, which are advised by ALPS Advisors, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

Protecting Your Privacy is a Top Priority
We realize that our ability to offer superior products and services depends on the personal and financial  information  we  collect  from  you.  We  value  your  business  and  are  committed  to maintaining your trust. That is why we have made your privacy a top priority.

The Information We Have and Where We Get It
We collect information about you from a variety of sources, including:

•	Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;
•	Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and
•	Information from visitors to our websites provided through online forms, site visitorship data and online information‐collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

How We Use This Information
We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third‐party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

•	To respond to a subpoena or court order, judicial process or regulatory inquiry;
•	To report suspicious transactions to government agencies and law enforcement officials;
•	To protect against fraud;
•	To provide products and services with the consent or the direction of a customer; or
•	In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Privacy Policy

(Unaudited)

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

Security of Personal Financial Information
We restrict access to information about you to those employees we determine need to know that information  to  provide  products  and  services  to  you.  We  maintain  physical,  electronic  and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128‐bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

If You Have Any Questions or Concerns About This Privacy Policy Notice,  Please Write to Us at:

ALPS Advisors, Inc.
Attn: Compliance Department
1290 Broadway, Suite 1100
Denver, CO 80203

Former Customers
If,  for  whatever  reason,  our  customer  relationship  with  you  ends,  we  will  preserve  your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

First Quarter Report (Unaudited) | March 31, 2017	19

Liberty All-Star® Equity Fund	Description of Lipper Benchmark And Market Indices

March 31, 2017 (Unaudited)

CBOE Volatility Index
A key measure of market expectations of near‐term volatility conveyed by S&P 500® stock index option prices.

Dow Jones Industrial Average
A price‐weighted measure of 30 U.S. blue‐chip companies.

Lipper Large‐Cap Core Mutual Fund Average
The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three‐year weighted basis) above Lipper’s U.S. domestic equity large‐cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

S&P 500® Index
A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

20	www.all-starfunds.com

ALL-STAR EQUITY FUND

USA LISTED NYSE

INVESTMENT ADVISOR

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES

John A. Benning*
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Andrew P. Meloni, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Erin D. Nelson, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000785 11/30/2017

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Portfolio Solutions  Distributor, Inc., a FINRA member.